   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1995.

                                                      REGISTRATION NO. 33-
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           -------------------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           -------------------------

                           WOLVERINE WORLD WIDE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                                38-1185150
     (State or Other Jurisdiction of                 (I.R.S. Employer
      Incorporation or Organization)             Identification Number)

                           -------------------------

              9341 COURTLAND DRIVE, N.E., ROCKFORD, MICHIGAN 49351
                                 (616) 866-5500
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                BLAKE W. KRUEGER
                         General Counsel and Secretary
                           Wolverine World Wide, Inc.
                             900 Old Kent Building
                             111 Lyon Street, N.W.
                          Grand Rapids, Michigan 49503
                                 (616) 752-2133
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                       With Copies of Communications to:
                                   DAN BUSBEE
                           Locke Purnell Rain Harrell
                          (A Professional Corporation)
                          2200 Ross Avenue, Suite 2200
                            Dallas, Texas 75201-6776
                                 (214) 740-8000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effectiveness of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 33-63727

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

                           -------------------------

                   CALCULATION OF ADDITIONAL REGISTRATION FEE

=================================================================================================================
                                                        PROPOSED MAXIMUM     PROPOSED
        TITLE OF EACH CLASS OF           AMOUNT TO BE    OFFERING PRICE  MAXIMUM AGGREGATE     AMOUNT OF
      SECURITIES TO BE REGISTERED        REGISTERED(1)    PER SHARE(2)   OFFERING PRICE(2) REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, $1 par value.............      172,500         $29.81         $5,142,225         $1,773
===================================================================================================================

(1) Includes up to 22,500 shares which the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based upon the average of the high and low prices per share of Common Stock as reported on the New York Stock Exchange on November 14, 1995.

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

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 33-63727) filed by Wolverine World Wide, Inc. (the "Company") with the Securities and Exchange Commission on October 26, 1995, including the exhibits thereto, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Rockford, State of Michigan, on the 14th day of November, 1995.

                                          WOLVERINE WORLD WIDE, INC.

                                          By:                  *

                                            ------------------------------------
                                            Geoffrey B. Bloom
                                            President, Chief Executive Officer
                                              and Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                TITLE                       DATE
----------------------------------------   --------------------------------  ------------------
                   *                       Chairman of the Board of           November 14, 1995
----------------------------------------   Directors
          Phillip D. Matthews

                   *                       President, Chief Executive         November 14, 1995
----------------------------------------   Officer and Director
           Geoffrey B. Bloom
                                           Vice Chairman of the Board of                 , 1995
----------------------------------------   Directors
           Thomas D. Gleason

                   *                       Executive Vice President and       November 14, 1995
----------------------------------------   Director
          Timothy J. O'Donovan

          /s/ STEPHEN L. GULIS, JR.        Vice President and Chief           November 14, 1995
----------------------------------------   Financial Officer (Principal
         Stephen L. Gulis, Jr.             Financial and Accounting
                                           Officer)
                                           Director                                      , 1995
----------------------------------------
           Daniel T. Carroll

                   *                       Director                           November 14, 1995
----------------------------------------
          Alberto L. Grimoldi

                   *                       Director                           November 14, 1995
----------------------------------------
            David T. Kollat

                   *                       Director                           November 14, 1995
----------------------------------------
            David P. Mehney

                   *                       Director                           November 14, 1995
----------------------------------------
           Stuart J. Northrop

                   *                       Director                           November 14, 1995
----------------------------------------
            Joseph A. Parini

                   *                       Director                           November 14, 1995
----------------------------------------
              Joan Parker

                   *                       Director                           November 14, 1995
----------------------------------------
          Elizabeth A. Sanders

*By       /s/ STEPHEN L. GULIS, JR.
   ------------------------------------
         Stephen L. Gulis, Jr.
            Attorney-in-Fact

                                      II-

                                 EXHIBIT INDEX

EXHIBIT
-------
  *1       Form of Underwriting Agreement.
   5       Opinion of Warner Norcross & Judd LLP.
 23(a)     Consent of Ernst & Young, LLP.
 23(b)     Consent of Warner Norcross & Judd LLP (included in Exhibit 5).
  24       Powers of Attorney.

-------------------------
* Incorporated by reference to the Company's Registration Statement on Form S-3 Reg. No. 33-63727.